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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 333-59140



                       SUPPLEMENT DATED SEPTEMBER 30, 2003
                              TO THE PROSPECTUS OF
                        MORGAN STANLEY MID-CAP VALUE FUND
                             DATED OCTOBER 30, 2002


         The first paragraph of the section of the Prospectus titled "PRINCIPAL INVESTMENT STRATEGIES" is hereby replaced by the following:

         The Fund will normally invest at least 80% of its assets in common stock and other equity securities, including depositary receipts and securities convertible into common stock, of companies traded on a U.S. securities exchange with market capitalizations that fall within the range of companies included in the Russell Midcap Value Index. As of June 30, 2003, these market capitalizations range between $462.44 million and $10.38 billion. In pursuing its investment objective, the Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., seeks attractively valued companies experiencing a change that the Investment Manager believes could have a positive impact on a company's outlook, such as a change in management, industry dynamics or operational efficiency. In determining whether securities should be sold, the Investment Manager considers a number of factors, including appreciation to fair value, fundamental change in the company or changes in economic or market trends. The Investment Manager may purchase stocks that typically do not pay dividends.


         The second paragraph of the section of the Prospectus titled "FUND MANAGEMENT" is hereby replaced by the following:

         The Fund is managed by the Equity Income Team. Current members of the team include James A. Gilligan, Managing Director of the Investment Manager, Thomas Bastian, Sergio Marcheli and James O. Roeder, Vice Presidents of the Investment Manager, and Vincent E. Vizachero, Associate of the Investment Manager.



              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.